EARNINGS PER SHARE ("EPS")	6 Months Ended
Jun. 30, 2025
Earnings Per Share [Abstract]
EARNINGS PER SHARE ("EPS")
NOTE 5 - EARNINGS PER SHARE (“EPS”)

Basic earnings per share are based on the weighted average number of ordinary shares outstanding, net of treasury shares. Diluted EPS is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of ordinary shares for all dilutive potential ordinary shares outstanding.

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Numerator for EPS:
Net income	$3,442	$2,617	$7,255	$4,727
Denominator for EPS:
Weighted average shares outstanding – basic	11,447,986	10,394,654	11,196,992	10,386,859
Dilutive shares	218,323	166,766	212,496	335,294
Weighted average shares outstanding – diluted	11,666,309	10,561,420	11,409,488	10,722,153
EPS:
Basic	$0.30	$0.26	$0.65	$0.46
Diluted	$0.30	$0.25	$0.64	$0.44